UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2018

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7701 East Kellogg Drive, Suite 300 Wichita, KS		67207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 316.612.6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☒ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

As previously reported, on November 10, 2017, Equity Bancshares, Inc. (the “Company”) completed its mergers with (i) Eastman National Bancshares, Inc., an Oklahoma corporation (“Eastman”), and (ii) Cache Holdings, Inc., an Oklahoma corporation (“Cache”), respectively.

On December 18, 2017, the Company filed a Current Report on Form 8-K reporting (i) its entry into an Agreement and Plan of Reorganization (the “KBC Agreement”), dated as of December 16, 2017, by and among the Company, Oz Merger Sub, Inc., a Kansas corporation, and Kansas Bank Corporation, a Kansas corporation (“KBC”), and (ii) its entry into an Agreement and Plan of Reorganization (the “Adams Agreement”), dated as of December 16, 2017, by and among the Company, Abe Merger Sub, Inc., a Missouri corporation, and Adams Dairy Bancshares, Inc., a Missouri corporation (“Adams”).

The Company intends to file (i) a Registration Statement on Form S-4 in connection with the KBC Agreement, and (ii) a Registration Statement on Form S-4 in connection with the Adams Agreement (collectively, the “Registration Statements”).

In connection with such Registration Statements to be filed by the Company, this Current Report on Form 8-K (this “Current Report”) is being filed by the Company to provide (i) audited historical financial statements of each of Cache and Eastman as of December 31, 2016 and for each of the two years in the period ended December 31, 2016, which are filed as Exhibits 99.1 and 99.3, respectively; and (ii) unaudited historical financial statements of each of Cache and Eastman as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016, which are filed as Exhibits 99.2 and 99.4, respectively.

The Company is also filing updated unaudited pro forma condensed consolidated combined financial statements for each of the Cache and Eastman transactions. The unaudited pro forma condensed consolidated combined financial statements and explanatory notes as of and for the nine months ended September 30, 2017 and for the year ended December 31, 2016 are attached to this Current Report as Exhibit 99.5.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Sewell & Taylor LLP (with respect to Cache Holdings, Inc.).

23.2	Consent of Erwin & Company (with respect to Eastman National Bancshares, Inc.).

99.1	Audited consolidated financial statements of Cache Holdings, Inc. as of December 31, 2016 and 2015, and for each of the two years in the period ended December 31, 2016 as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm.

99.2	Unaudited consolidated financial statements of Cache Holdings, Inc. as of and for the nine months ended September 30, 2017 and 2016 and as of year ended December 31, 2016 as well as the accompanying notes thereto.

99.3	Audited consolidated financial statements of Eastman National Bancshares, Inc. as of December 31, 2016 and 2015, and for each of the two years in the period ended December 31, 2016 as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm.

99.4	Unaudited consolidated financial statements of Eastman National Bancshares, Inc. as of and for the nine months ended September 30, 2017 and 2016 and as of year ended December 31, 2016 as well as the accompanying notes thereto.

99.5	Unaudited pro forma condensed consolidated combined balance sheet as of September 30, 2017; unaudited pro forma condensed consolidated combined statement of income for the nine months ended September 30, 2017; unaudited pro forma condensed consolidated combined statement of income for the year ended December 31, 2016 and notes to unaudited pro forma condensed consolidated combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Equity Bancshares, Inc.

Date: February 7, 2018	By: /s/ Brad S. Elliott
Brad S. Elliott
Chairman and Chief Executive Officer

3